DELAWARE POOLED® TRUST

The High-Yield Bond Portfolio
(the "Portfolio")

Supplement to the Portfolio’s Prospectus dated February 27, 2009

The following information replaces the first paragraph in the section entitled, “Profile: The High-Yield Bond Portfolio – What are the Portfolio’s main investment strategies?” on page 36 of the Portfolio’s Prospectus.  These changes will be effective sixty (60) days after the date of this Supplement.

What are the Portfolio's main investment strategies? The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO; (2) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 25% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

The following information replaces the fourth paragraph in the section entitled, “Profile: The High-Yield Bond Portfolio – What are the main risks of investing in the Portfolio?” on page 37 of the Portfolio’s Prospectus.  These changes will be effective sixty (60) days after the date of this Supplement.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. Zero-coupon bonds and PIK bonds are considered to be more interest-sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences that could, under certain circumstances, be adverse to the Portfolio. To the extent the Portfolio invests in foreign fixed income securities, the value of those securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions, or inadequate regulatory and accounting standards. We also anticipate that the Portfolio will be affected by high portfolio turnover rates, which may increase transaction costs and could generate taxes for certain shareholders on realized investment gains.

The following replaces the section entitled, "Risk Factors — Foreign, Information, and Inefficient Market Risks” on page 57 of the Portfolios’ Prospectus.  These changes will be effective sixty (60) days after the date of this Supplement.

Foreign, Information, and Inefficient Market Risks
Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than U.S. markets and a portfolio may experience difficulties and delays in converting foreign currencies back into U.S. dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Portfolios strive to manage them: The Large-Cap Value Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Real Estate Securities, The International Fixed Income, and The Global Fixed Income Portfolios will invest in securities of foreign issuers, which normally are denominated in foreign currencies, and may hold foreign currencies directly. The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust II, and The Select 20 Portfolios may each invest up to 10% of its respective total assets and The Large-Cap Growth Equity, The Core Focus Fixed Income, and The Core Plus Fixed Income Portfolios may each invest up to 20% of its respective total assets in foreign securities. The High-Yield Bond Portfolio may invest up to 25% of its respective total assets in foreign securities. For those Portfolios investing primarily in foreign securities, the Manager attempts to reduce the risks presented by such investments by conducting world-wide fundamental research, including country visits. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

Please keep this Supplement for future reference.

This Supplement is dated February 2, 2010.